Novel Peripheral Kappa Opioid Product Candidates: Efficacy Without Opioid Side Effects JPM Healthcare Conference January, 2016 Exhibit 99.1

Forward Looking Statements     This presentation contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “objective,” “ongoing,” “plan,” “propose,” “potential,” or “up-coming” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements in this presentation include, among other things, statements about: the success and timing of our clinical trials, including our pivotal clinical program for I.V. CR845 in acute pain; our plans for future clinical development of I.V. CR845 for uremic pruritus; our plans to develop and commercialize I.V. CR845 and our other product candidates, including Oral CR845; the size of the potential markets for pain management, including the postoperative and chronic pain market and the uremic pruritus market; the trial design for future clinical trials, including the proposed Phase 2b oral clinical trial for CR845 and projected clinical milestones for I.V. CR845 and Oral CR845.   These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-k for the year ended December 31st, 2014 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, as well as those set forth from time to time in the Company’s other SEC filings, available at http://www.sec.gov.   Any forward-looking statements speak only as of the date of this presentation. We undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events or otherwise except as required by law.

U.S. Mu-Opioid Market Size and Adverse Events Post-Operative Pain Outpatient Pain (Acute and Chronic) Market Size Number of Patients / TRx 60 MM1 457 MM (TRx)2 Opioids Patients /TRx 234 MM doses6 267 MM (TRx)2 Market Concerns Incidence of N/V 30-50%3 30-40%3 Respiratory Depression 0.5-2.0%5 N/A Deaths (overdose) N/A 16,0004 Significant Market with Significant Concerns 1. CDC National Hospital Discharge Survey 2010 and National Health Statistics Reports 2006. Factored for moderate to severe pain (71%). 2. IMS NPA Audit from January 2014 to December 2014. 3. Package Inserts from commonly prescribed opioids (OxyContin, Nucynta/Nucynta ER, Zohyrdo, Opana/Opana ER, Embeda, Sublimaze, Dilaudid) 4. Centers for Disease Control and Prevention. National Vital Statistics System mortality data. (2015) Available from URL: http://www.cdc.gov/nchs/deaths.htm. 5. Overdyk FJ. Postoperative opioids remain a serious patient safety threat. Anesthesiology 7 2010, Vol.113, 259-260 6. IMS NSP Audit January 2014 to December 2014

Cara: Developing First-in-Class Peripheral Opioid

- **Novel opioids <u>without traditional opioid side effects</u>**
  - Kappa opioid agonists with unique pharmacology and chemotype
  - NCEs with patent protection through at least 2027
  - MOA: Anti-Nociceptive/Anti-Inflammatory & Anti-Pruritic
- **Lead candidate, I.V. CR845 - Phase 3 Program post-op pain 9/15**
  - Positive results in three Phase 2 trials in over 250 patients
  - Statistically significant reductions in pain and opioid-related adverse events across all three trials
- **Successful Phase 2 Trial of I.V. CR845 in Uremic Pruritus**
  - Primary & Secondary Endpoints: Reduction in worst itch & improved QoL
  - Completed FDA meeting Q4, 2015
- **Completed Phase 2a Osteoarthritis Trial Q4, 2015**
- **IPO completed 2/5/2014 – $56M: Follow-On Offering 7/29/15 - $75M**

4

CARA THERAPEUTICS

CR845 Has A Unique “Peripheral” Mechanism of Action Blood-Brain Barrier KOR: Brain (dysphoria & hallucinations) KOR: Sensory Nerves (nociception - pain & pruritus - itch) KOR: Immune Cells (inflammation) CR845 Novel Chemical Class – “hydrophilic” tetrapeptide Dual Antinociceptive- Anti-Inflammatory Action Functional Assay (EC50, nM) hKOR hMOR hDOR CR845 0.16 >10,000 >10,000

Oral CR845 – Acute/Chronic Pain CR845 Pipeline: Pursuing 3 Possible NDA Paths I.V. CR845 – Acute Post-Op Pain Initiated Pivotal P3 Program – Q3, 2015 I.V. CR845 – Uremic Pruritus Completed Phase 2a Trial – Q4, 2015 Completed FDA Meeting – Q4, 2015

Osteoarthritis Phase 2a Trial CLIN2001-PO: Protocol Overview Main Study Objective Assess the safety and tolerability of orally-administered CR845 in patients with osteoarthritis (OA) of the hip or knee Characterize the PK profile of orally-administered CR845 with b.i.d. dosing Explore the effectiveness of orally-administered CR845 in this patient population Study Design Single-Blind, Multiple Ascending-Dose Phase 2a Study, with repeat doses of CR845 over a two-week period in patients with moderate-to-severe pain (≥ 4) associated with OA. Four treatment arms: oral b.i.d. doses: 0.25mg 0.5mg, 1mg & 5mg tablets Patients 80 male and female patients – 20/treatment arm (baseline NRS ≥ 4), 5 U.S. sites Mean patient duration of OA at Screening – 9.4 years

Patient Demographics Study CR845-CLIN2001-PO Cohort 1 0.25mg (n= 20) Cohort 2 0.5mg (n= 21) Cohort 3 1.0mg (n= 20) Cohort 4 5.0mg (n= 20) Gender Male 10 (50%) 14 (66.7%) 8 (40%) 11 (55%) Female 10 (50%) 7 (33.3%) 12(60%) 9 (45%) Age, mean (range) 63.2 (46-77) 63.3 (32-80) 62.9 (38-81) 63.1 (40-79) Race Black 5 (25%) 4 (19%) 1 (5%) 5 (25%) White 15 (75%) 17 (81%) 19 (95%) 15 (75%) Ethnicity Hispanic or Latino 0 (0%) 1 (4.8%) 1 (5%) 0 (0%)

CR845 Plasma Concentration Over Time Study CR845-CLIN2001-PO Day 1 Day 2

Study CR845-CLIN2001-PO 65% of reported adverse events were characterized as mild and the remainder of events were moderate. No severe AEs were reported Adverse events appear to be dose-related: 20% in high (5mg) group Treatment-related AEs with >5% incidence: Dizziness (7%) Headache(6%) One study SAE – status epilepticus (non-drug related) Safety/Tolerability Summary

LOCF analysis Mean NRS Score by Cohort and Treatment Day – LOCF Study CR845-CLIN2001-PO Cohort 1: 0.25 mgs b.i.d. Cohort 2: 0.5 mgs b.i.d. Cohort 3: 1.0 mgs b.i.d. Cohort 4: 5.0 mgs b.i.d.

Area Under the Curve (AUC) for Pain NRS: Days 1 to 15 Study CR845-CLIN2001-PO p = 0.02

Rescue Medication Use Over Time Study CR845-CLIN2001-PO 59% of Patients in Cohort 4 (5mg) Did Not Require Any Rescue Medication, Week 2 p = 0.03 p = 0.02

% of Patients Where PGA = “Very Much Improved” and “Much Improved” Patient Global Assessment (PGA) Study CR845-CLIN2001-PO (Cochran-Mantel-Haenszel test, p=0.02, 2-sided). p=0.02

1 Benson, et. al. Treatment of Osteoarthritis with Celecoxib, a Cyclooxygenase-2 Inhibitor: a Randomized Controlled Trial. Mayo Clin Proc. 1999;74:1095-1105. 2 Chappell et. Al., Duloxetine, a centrally acting analgesic, in the treatment of patients with osteoarthritis knee pain: A 13-week, randomized, placebo-controlled trial. PAIN. Volume 146, Issue 3, 5 December 2009, Pages 253–260. 3 Markenson, et. al., Treatment of Persistent Pain Associated With Osteoarthritis With Controlled-Release Oxycodone Tablets in a Randomized Controlled Clinical Trial. Clin J Pain Volume 21, Number 6, November/December 2005. Comparative Efficacy in NRS Pain in OA Studies Drug Time Change from BL % Change from BL Naproxen1 2 weeks -2.5 35% Celecoxib1 2 weeks -2.5 35% Duloxetine2 (30mg/day) 2 weeks -1.6 26% Oxycodone CR3 12 weeks -1.7 26% CR845 (1mg) 2 weeks -1.7 26% CR845 (5mg) 2 weeks -2.1 34%

Planned Osteoarthritis Phase 2b Trial CLIN2002-PO: Protocol Overview Main Study Objective Assess the efficacy of orally-administered CR845 in patients with osteoarthritis (OA) of the hip or knee Assess the safety and tolerability of orally-administered CR845 over 8 week period in patients with osteoarthritis (OA) of the hip or knee Study Design Double-Blind, Multiple Dose Phase 2b, with repeat doses of CR845 over an eight week treatment period in patients with moderate-to-severe pain (≥ 5) associated with OA. Four treatment arms: oral b.i.d. doses: placebo, 3 CR845 tablet strengths Patients ~330 male and female patients – ~15 U.S. sites

CR845 Tablets

Tablet Composition: CR845 tablets (enteric coated)

- CR845 0.1 mg – 20 mg per tablet
- Standard (FDA approved) tablet filler, binder, disintegrant, lubricant
- Two non-listed active excipients: LLC and Citric Acid DC F20*
  - LLC (permeation/absorption enhancer)
    - Type V DMF (preclinical and clinical data, Enteris Biopharma) on file for LLC
  - Citric Acid DC F20 (pH lowering agent, absorption enhancer)
    - Citric Acid (USP/EP) coated with liquid maltodextrin (NF)
    - Food grade product
- Highly stable refrigerated (5ºC, no loss of purity or potency) across all strengths
  - Cara anticipates that a room temperature commercial tablet is feasible (2 year expiration date for strengths $\geq$ 1 mg)

*Enteris formulation technology

17

CARA THERAPEUTICS

Inadequate Treatment of Post-Surgical Pain** * Source: IMS Health. ** Source: T.J. Gan: The American Society of Regional Anesthesia and Pain Medicine (ASRA), 2012. Post-Operative Pain Is A Large Market Injectable formulation desired Large market opportunity: $9.1 billion of opioid analgesics sales in the U.S. during 2014* Narcotic-based multi-modal analgesia is standard 85% of patients report significant post-op pain 75% of pain is moderate-severe 79% of patients report AEs from pain medications Most AEs opioid-related

Primary FDA Endpoint Met for Acute Pain CLIN2002 Trial CR845 Phase 2 Hysterectomy Study: Significantly Reduced Post-Op Pain Lower Pain Intensity p = 0.003 -102% p = 0.068 -63% p = 0.014 -56% Pre-Op: Placebo CR845 Placebo CR845 Post-Op: Placebo Placebo CR845 CR845 SPID0-24 (mITT), Mean ± SEM. N = 71, 19, 71 and 20, respectively.

Morphine Use – 2-24 Hours Mean ± SEM. CLIN2002 Trial CR845 Phase 2 Hysterectomy Study: Significantly Reduced Post-Op Narcotic Use -44% -23% p = 0.059 p = 0.016 Pre-Op: Placebo CR845 Placebo CR845 Post-Op: Placebo Placebo CR845 CR845

Treatment-Emergent AEs Through 24 Hours After First Infusion CLIN2002 Trial CR845 Phase 2 Hysterectomy Study: Significantly Reduced Opioid-Related Adverse Events p < 0.001 p = 0.035

*p,0.05,One-sided ANOVA with Treatment Group as a Main Effect. CLIN2003 Trial CR845 Phase 2 Bunionectomy Trial: Reduced Post-Operative Bunionectomy Pain Completer Population mITT Population

Percentage of patients with nausea or vomiting was reduced 60% and 80%, respectively, with CR845. Differences are statistically significant (p<0.05, Fisher exact tests). CLIN2003 Trial CR845 Phase 2 Bunionectomy Trial: Suppression Of Nausea And Vomiting p ≤ 0.05 p ≤ 0.05

Ongoing CR845 Post-Op Pain Adaptive Phase 3 Abdominal Surgeries: Pre- and Post-Surgical Treatment

CLIN3001 Trial


CR845 : 5/2/1ug/kg
or Placebo
Primary: Pain Intensity 0-24hrs
q 6hrs
0
24 h
Secondary: Nausea & Vomiting
Abdominal Surgery:
Hysterectomy
Prostatectomy
Hemi-Colectomy
Ventral Hernia

- Multi-center: 25 U.S. hospital sites, max. 600 patients
- Randomized, double-blind
- Endpoints:
  - Pain intensity 0-24hrs
  - Nausea & Vomiting
  - Rescue medication used (IV morphine)
  - Global evaluation of medication

24

k k k k Pruritus And Pain – Common Pathway Source: Paus et al.,J Clin Inv, 2006.

Uremic Pruritus (UP) in Dialysis Patients Chronic itching experienced by ESRD (End-Stage-Renal-Disease) patients requiring dialysis 30-42%1-2 of dialysis patients experience moderate-severe UP Reduces quality of life, increased negative health outcomes, mortality and cost Unresponsive to conventional itch medications: antihistamines, steroids Most common on back, abdomen & arms Typically bilateral Excoriations in severe cases 1.Ramakrishnan et al. Clinical characteristics and outcomes of end-stage renal disease patients with self-reported pruritus symptoms. International Journal of Nephrology and Renovascular Disease. 2014:7 1–12 2. 1. Pisoni RL, Wikstrom B, Elder SJ, et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrol Dial Transplant. 2006;21:3495-3505.

Uremic Pruritus POC Phase 2 Trial Design Primary Objectives To evaluate the PK profile of repeated doses of CR845 in hemodialysis patients over a one-week treatment period Part A To evaluate the efficacy of CR845 compared to placebo in reducing the intensity of itch over a 2-week treatment period (1 dose selected based on Part A, 3 times/week post-dialysis) in hemodialysis patients with uremic pruritus Part B

CR845 Renally Excreted – Extended Half-Life: ~24 hours Part A Established Pharmacokinetics Allowing TIW Dosing

Uremic Pruritus POC Part B - Study Design Screening Day -21 to -7 Run-In Day -7 to -1 Treatment Week 1 Day 1 to 8 Treatment Week 2 Day 9 to 15 Daily Itch Vas (Day and Night) 1, Report daily pruritus for 6 weeks prior to Screening AND 2. Self-Categorization as type B or C Mean VAS >40 mm for ≥8 of 14 scores (Baseline) Primary Endpoint Skindex-10 Itch MOS Predose Day 8 Day 15 Mean VAS for Day 12-15 (Week 2) ü ü ü ü ü ü Secondary Endpoints 21 U.S. Sites: Randomized, double-blind, placebo-controlled

CR845 Significantly Reduced Itch Intensity -54% p = 0.016 Placebo CR845 1 µg/kg Mean change from baseline (Run-in) to the average of Week 2 scores (Day 12 through 15) Mean ± SEM MITT population.

Itch Intensity Over 2 Weeks Of  Treatment Reduction of itch intensity for patients treated with CR845 beginning on Week 1 that continues to improve through Week 2. Patients on placebo show initial improvement that plateaus

CR845: Significant Reduction In Worst Itch Intensity Reported For Both Day And Night Time By Week 2 -75% p = 0.007 -53% p = 0.223 -51% p = 0.030 -35% p = 0.373 Day Night

Example Individual Patient VAS profile Placebo CR845 Placebo

CR845 Improves Itch-Related Quality Of Life Skindex-10 is a validated scale that consists of 10 questions used to evaluate how the patient’s itch affects their Quality of Life -71% p = 0.031 Placebo CR845 1 µg/kg Mean ± SEM MITT population.

CR845 Improves Itch-Related Quality Of Life Scores Across All Skindex 10 Domains After 2 weeks of treatment, patients reported trend for improvements across all aspects of their Quality of Life Trend in MOS Scale for patients treated with CR845 on overall improvement in their sleep: - 62% compared to placebo (non-statistical) -120% p = 0.074 Disease Domain Mood/Emotional Distress Social Functioning -55% p = 0.053 -60% p = 0.046 Mean ± SEM MITT.

CR845 Was Well Tolerated No serious adverse events; most TEAEs were mild – moderate in severity No discontinuations due to AEs

Upcoming Projected Clinical Milestones 2016 Interim Data Abdominal Pain Trial 1H, 2016 Initiation Uremic Pruritus Phase 2/3 Program 1H, 2016 Initiation 2nd Phase 3 Acute Pain Trial 2H, 2016 Initiation Phase 2b Oral OA Trial 2H, 2016

As of September 30, 2015 Cash and Cash Equivalents$111.1M Milestone revenue – 9 months YTD$2.3M Net loss – 9 months YTD$15.2M Shares outstanding27,231,583 IPO completed 2/5/2014 – $56M: Follow-On Offering 7/29/15 - $75M Cara: Financial Highlights

Cara: Developing First-in-Class Peripheral Opioid

- **Novel opioids <u>without traditional opioid side effects</u>**
  - Kappa opioid agonists with unique pharmacology and chemotype
  - NCEs with patent protection through at least 2027
  - MOA: Anti-Nociceptive/Anti-Inflammatory & Anti-Pruritic
- **Lead candidate, I.V. CR845 - Phase 3 Program post-op pain 9/15**
  - Positive results in three Phase 2 trials in over 250 patients
  - Statistically significant reductions in pain and opioid-related adverse events across all three trials
- **Successful Phase 2 Trial of I.V. CR845 in Uremic Pruritus**
  - Primary & Secondary Endpoints: Reduction in worst itch & improved QoL
  - Completed FDA meeting Q4, 2015
- **Completed Phase 2a Osteoarthritis Trial Q4, 2015**
- **IPO completed 2/5/2014 – $56M: Follow-On Offering 7/29/15 - $75M**

39

CARA THERAPEUTICS